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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 11, 2002
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                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Delaware                                1-5075                   04-2052042
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(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                    File Number)            Identification No.)


45 William Street, Wellesley, Massachusetts                          02481
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  (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            In October 2002, PerkinElmer, Inc., a Massachusetts corporation, announced the formation of its Life and Analytical Sciences business unit. We combined our Life Sciences and Analytical Instruments businesses to improve our operational scale and to better serve our customers.

            In November 2002, we announced that, as a result of the combination of our Life Sciences and Analytical Instruments businesses, we expect various restructuring charges may be necessary in the fourth quarter of 2002. We expect these restructuring charges to be, in the aggregate, between $20.0 million and $30.0 million. While we believe these restructuring charges estimates to be reasonable, we cannot be sure that additional factors will not change the costs associated with the combination of these businesses. As a result, our actual restructuring charges in the fourth quarter of 2002 may change compared to our estimates.

            In November 2002, we also announced that we are targeting annualized cost savings from the combination of our Life Sciences and Analytical Instruments businesses of between $30.0 million and $45.0 million. Because we anticipate that the benefits of the combination of these businesses will not be fully realized until 2004, we are targeting cost savings of between $12.0 million and $25.0 million in 2003. While we believe these cost savings estimates to be reasonable, they are estimates that are inherently difficult to predict and are necessarily speculative in nature. In addition, we cannot be sure that unforeseen factors will not offset the estimated cost savings or other benefits from the integration. As a result, our actual cost savings, if any, could differ or be delayed, compared to our estimates.

                           FORWARD-LOOKING STATEMENTS

            This current report on Form 8-K contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about our company, as well as management's beliefs and assumptions and other statements regarding matters that are not historical facts. These statements include, in particular, statements about our expected restructuring charges in the fourth quarter of 2002 associated with the combination of our Life Sciences and Analytical Instruments businesses and statements about our targeted cost savings from that combination. When we use words such as "expect," "target," "anticipate" or "believe" or variations of those words, we are making forward-looking statements. Our forward-looking statements are subject to risks and uncertainties, including integration risks associated with the combination of our Life Sciences and Analytical Instruments businesses that may increase our costs or diminish anticipated efficiencies. You should note that these and many other important factors could affect us in the future and could cause results to differ materially from those expressed in our forward-looking statements. For a discussion of some of these factors, please read carefully the information under the caption "Forward-Looking Information and Factors Affecting Future Performance" in our most recently filed quarterly report on Form 10-Q.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PERKINELMER, INC.


Date:    December 11, 2002              By: /s/ Terrance L. Carlson
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                                           Terrance L. Carlson
                                           Senior Vice President,
                                           General Counsel and Clerk